INVESTORS CASH TRUST

                         Government Securities Portfolio
                Supplement to Statement of Additional Information
                            Dated August 1, 1999 and
                             Dated November 17, 1999

                               Treasury Portfolio
                Supplement to Statement of Additional Information
                            Dated August 1, 1999 and
                             Dated January 24, 2000



The above-listed Funds' non-fundamental investment restrictions have been amended by a vote of the Board of Trustees for each Fund. The following amended and restated non-fundamental policies replace the listing of non-fundamental policies in the section entitled "Investment Restrictions" in the currently effective Statement of Additional Information. In addition, any reference to these policies elsewhere in the Statement of Additional Information is hereby amended.

As a matter of non-fundamental policy, each Fund will not:

o For Treasury Portfolio, borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

o For Government Securities Portfolio, borrow money in an amount greater than one third of its total assets, except for temporary or emergency purposes.

o    Lend portfolio securities in an amount greater than 5% of its total assets.

o    Invest more than 10% of net assets in illiquid securities.







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